UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2013

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2013, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three and twelve months ended December 31, 2012 and its unaudited financial position as of December 31, 2012. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to December 31, 2012 and 2011 and for the three and twelve months ended December 31, 2012 and 2011. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

As of December 31, 2012

As of December 31, 2012, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of bifurcating the debt and equity components of its convertible notes as required by U.S. accounting standards for these securities commencing in 2009. The Company believes that excluding this impact provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three and twelve months ended December 31, 2012

For the three and twelve months ended December 31, 2012, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	certain charges related to cost of sales (COS) pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2012 COS Cost-Savings Initiatives Expense);

•	the impact of expensing stock options;

•	acquisition-related expenses;

•	the non-cash amortization of product technology rights acquired in a prior year business combination (the Product Technology Rights’ Amortization);

•	certain charges pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2012 Cost-Savings Initiatives Expenses);

•	expenses related primarily to contract assets acquired in a business combination (the Contract Assets Expenses);

•	the expense/benefit resulting from changes in the estimated fair values of the contingent consideration obligations related to a prior year business combination (the Contingent Consideration Costs);

•	benefit/expenses related to various legal proceedings (the 2012 Legal Expense);

•	the non-cash interest expense associated with our convertible notes (the Non-Cash Interest Expense);

•	the tax effect of the adjustments above in 2012 (the 2012 Tax Effect); and

•	the income tax net expense related to certain prior period items excluded from adjusted earnings (the 2012 Prior Period Items Tax Expense).

For the twelve months ended December 31, 2012, the Company’s adjustments to GAAP financial measures also relate to amounts associated with certain charges related to research and development (R&D) pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2012 R&D Cost-Savings Initiatives Expense).

For the three and twelve months ended December 31, 2012, the Company reported non-GAAP financial results for COS (excludes amortization of certain acquired intangible assets) expense, R&D expense, selling, general and administrative (SG&A) expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options and acquisition-related expenses;

•	COS expense was also adjusted to exclude the 2012 COS Cost-Savings Initiatives Expense; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

For the twelve months ended December 31, 2012, R&D expense was also adjusted to exclude the 2012 R&D Cost-Savings Initiatives Expense.

The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provides supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the 2012 COS Cost-Savings Initiatives Expense, acquisition-related expenses and the 2012 R&D Cost-Savings Initiatives Expense provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.

For the three and twelve months ended December 31, 2012, the Company reported non-GAAP adjusted operating expenses, adjusted operating income, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•

the foregoing COS, R&D and SG&A expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Product Technology Rights’ Amortization;

•	the 2012 Cost-Savings Initiatives Expenses;

•	the Contract Assets Expenses;

•	the Contingent Consideration Costs;

•	the 2012 Legal Expense;

•	the Non-Cash Interest Expense;

•	the 2012 Tax Effect; and

•	the 2012 Prior Period Items Tax Expense.

The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2012 Cost-Savings Initiatives Expenses, the 2012 Legal Expense and the 2012 Prior Period Items Tax Expense provides supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Contract Assets Expenses, the Contingent Consideration Costs and the Non-Cash Interest Expense provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2012 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

As of December 31, 2011

As of December 31, 2011, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of bifurcating the debt and equity components of its convertible notes as required by U.S. accounting standards for these securities commencing in 2009. The Company believes that excluding this impact provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three and twelve months ended December 31, 2011

For the three and twelve months ended December 31, 2011, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	certain charges related to COS pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 COS Cost-Savings Initiatives Expense);

•	the impact of expensing stock options;

•	acquisition-related expenses;

•	the Product Technology Rights’ Amortization;

•	certain charges pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Cost-Savings Initiatives Expenses);

•	the Contingent Consideration Costs;

•	expenses related to various legal proceedings (the 2011 Legal Expense);

•	the Non-Cash Interest Expense; and

•	the tax effect of the adjustments above in 2011 (the 2011 Tax Effect).

For the twelve months ended December 31, 2011, the Company’s adjustments to GAAP financial measures also relate to amounts associated with:

•

the reversal of previously accrued expenses for bonuses and stock-based compensation awards, which were forfeited as a result of the employees’ termination pursuant to our continuing efforts to improve cost efficiencies in our operations (the 2011 Expense Reversal Due To Cost-Savings Initiatives); and

•	the income tax benefit related to certain prior period items excluded from adjusted earnings (the 2011 Prior Period Items Tax Benefit).

For the three and twelve months ended December 31, 2011, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	R&D expense and SG&A expense were also adjusted to exclude acquisition-related expenses;

•	COS expense was also adjusted to exclude the 2011 COS Cost-Savings Initiatives Expense; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

For the twelve months ended December 31, 2011, the Company also reported non-GAAP financial results for COS expense and R&D expense:

•	COS expense was adjusted to exclude the acquisition-related expenses; and

•	R&D expense was adjusted to exclude the 2011 Expense Reversal Due To Cost-Savings Initiatives.

The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provides supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the 2011 COS Cost-Savings Initiatives Expense, acquisition-related expenses and the 2011 Expense Reversal Due To Cost-Savings Initiatives provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.

For the three and twelve months ended December 31, 2011, the Company reported non-GAAP adjusted operating expenses, adjusted operating income, adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•

the foregoing COS, R&D and SG&A expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Product Technology Rights’ Amortization;

•	the 2011 Cost-Savings Initiatives Expenses;

•	the Contingent Consideration Costs;

•	the 2011 Legal Expense;

•	the Non-Cash Interest Expense; and

•	the 2011 Tax Effect.

For the twelve months ended December 31, 2011, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding the 2011 Prior Period Items Tax Benefit.

The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2011 Cost-Savings Initiatives Expenses, the 2011 Legal Expense and the 2011 Prior Period Items Tax Benefit provides supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Contingent Consideration Costs and the Non-Cash Interest Expense provides supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2011 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

For the three and twelve months ended December 31, 2011 and 2012, the Company reported Free Cash Flow (FCF) which is a non-GAAP financial measure. FCF is computed by subtracting capital expenditures from cash flow from operations, each as determined in accordance with GAAP and as reflected in the statement of cash flows. The Company believes that FCF provides a further measure of the Company’s liquidity. The Company uses this measure internally and believes that providing FCF to investors facilitates additional analysis.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three and twelve months ended December 30, 2012 and 2011, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 23, 2013	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated January 23, 2013